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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) December 14, 2000,
                                                      ------------------

                                   BLYTH, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                 1-13026               36-2984916
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          (State or other          (Commission           (IRS Employer
          jurisdiction of          File Number)          Identification No.)
          incorporation)


              One East Weaver Street, Greenwich, Connecticut 06831
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               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (203) 661-1926
                                                         --------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           Other Events

      See Exhibit 99.1 attached hereto.

Item 7.           Financial Statements, Pro Forma Financial Information and
                      Exhibits

      (c)   Exhibits

            99.1 Press Release regarding share repurchase authorization.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLYTH, INC.



Date: December 14, 2000             By: /s/ Bruce D. Kreiger
                                        -----------------------------------
                                    Name: Bruce D. Kreiger
                                    Title: Vice President & General Counsel